UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS

On February 9, 2018, Terreno Realty Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3, which became immediately effective upon filing and which replaced the Company’s previous shelf registration statement on Form S-3 (File No. 333-203030) filed with the SEC on March 26, 2015.

In connection with the filing of the new shelf registration statement, the Company also filed with the SEC a new prospectus supplement, dated February 9, 2018, with respect to the Company’s existing “at the market” equity offering program (the “ATM Program”), pursuant to which the Company may issue and sell shares of its common stock having an aggregate offering price of up to $200,000,000, from time to time through each of KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, JMP Securities LLC, MUFG Securities Americas Inc., Sandler O’Neill & Partners, L.P. and Stifel, Nicolaus & Company, Incorporated as sales agents (collectively, the “Sales Agents”) pursuant to separate Equity Distribution Agreements, dated August 4, 2017, between the Company and each of the Sales Agents. The Company has sold shares of common stock having an aggregate offering price of $109,906,637 under the ATM Program. Accordingly, as of the date of the new prospectus supplement, shares of common stock having an aggregate offering price of up to $90,093,363 remain available for offer and sale under the ATM Program.

In connection with the filing of the Prospectus Supplement, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, Goodwin Procter LLP.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

1.1	Form of Distribution Agreement (previously filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K on August 4, 2017 and incorporated herein by reference).

5.1*	Opinion of Goodwin Procter LLP with respect to the validity of the shares.

23.1*	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRENO REALTY CORPORATION

		By:	/s/ Jaime J. Cannon
Date:	February 9, 2018		Jaime J. Cannon
Executive Vice President and Chief Financial Officer

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